       EXHIBIT 99.1
    SIGNATURES

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this Form 4 is true, complete and correct.

Dated:  September 14, 2011

WARBURG PINCUS PRIVATE EQUITY X, L.P.
By:  Warburg Pincus X, L.P., its general partner
By:  Warburg Pincus X, LLC, its general partner
By:  Warburg Pincus Partners LLC, its sole member
By:  Warburg Pincus & Co., its managing member
By:  /s/ Scott A. Arenare
 Name:  Scott A. Arenare
 Title:  Partner

WARBURG PINCUS X PARTNERS, L.P.
By:  Warburg Pincus X, L.P., its general partner
By:  Warburg Pincus X, LLC, its general partner
By:  Warburg Pincus Partners LLC, its sole member
By:  Warburg Pincus & Co., its managing member
By:  /s/ Scott A. Arenare
 Name:  Scott A. Arenare
 Title:  Partner

WARBURG PINCUS X, L.P.
By:  Warburg Pincus X, LLC, its general partner
By:  Warburg Pincus Partners LLC, its sole member
By:  Warburg Pincus & Co., its managing member
By:  /s/ Scott A. Arenare
 Name:  Scott A. Arenare
 Title:  Partner

WARBURG PINCUS X, LLC
By:  Warburg Pincus Partners, LLC, its sole member
By:  Warburg Pincus & Co., its managing member
By:  /s/ Scott A. Arenare
 Name:  Scott A. Arenare
 Title:  Partner

WARBURG PINCUS PARTNERS LLC
By:  Warburg Pincus & Co., its managing member
By:  /s/ Scott A. Arenare
 Name:  Scott A. Arenare
 Title:  Partner

WARBURG PINCUS & CO.
By:  /s/ Scott A. Arenare
 Name:  Scott A. Arenare
 Title:  Partner

WARBURG PINCUS LLC
By:  /s/ Scott A. Arenare
 Name:  Scott A. Arenare
 Title:  Managing Director

CHARLES R. KAYE
By:   /s/ Scott A. Arenare
 Scott A. Arenare, Attorney-in-fact*

JOSEPH P. LANDY
By:   /s/ Scott A. Arenare
 Scott A. Arenare, Attorney-in-fact**

* Power of Attorney given by Mr. Kaye was previously filed with the U.S.
 Securities and Exchange Commission ("SEC") on March 2, 2006, as an
 exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.
** Power of Attorney given by Mr. Landy was previously filed with the SEC on March 2, 2006, as an exhibit to a Schedule 13D filed by Building
 Products,LLC with respect to Builders FirstSource, Inc.